 Exhibit 32.1
CEO CERTIFICATION OF QUARTERLY REPORT
I, Mark A. Douglas, President and Chief Executive Officer of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 3, 2023

/s/ Mark A. Douglas

Mark A. Douglas
President and Chief Executive Officer